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M-GAB Development Corporation
(Name of Registrant as Specified in Charter)

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M-GAB Development Corporation
22342 Avenida Empresa, Suite 220
Rancho Santa Margarita, CA 92688

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 25, 2003

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of the Shareholders of M-GAB Development Corporation (the “Company”) to be held on Wednesday, June 25, 2003, at 10:00 AM, Pacific Standard Time, at the offices of our legal counsel, The Lebrecht Group, APLC, 22342 Avenida Empresa, Suite 220, Rancho Santa Margarita, CA 92688, to consider and act upon the following proposals, as described in the accompanying Information Statement:

1.    To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.    To ratify the appointment of Ramirez International, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending December 31, 2003;

3.    To ratify the recent decision by the Corporation’s Board of Directors to become a business development company as defined in the Investment Company Act of 1940 (the “Act”), and to be subject to sections 55 through 65 of the Act;

4.    To approve a policy and practice of, and to authorize the Board of Directors in their sole discretion to, sell the Corporation’s common stock at less than its current net asset value and to sell warrants, options, or rights to acquire any common stock at less than net asset value;

5.    To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The Board of Directors has fixed the close of business on May 21, 2003, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

By Order of the Board of Directors

                                                                        Carl M. Berg, President

June 3, 2003
Rancho Santa Margarita, California

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INTRODUCTION

This information statement is being mailed or otherwise furnished to stockholders of M-GAB Development Corporation, a Florida corporation (the “Company”) in connection with the upcoming annual meeting of its shareholders. This Information Statement is being first sent to stockholders on or about June 4, 2003.

Proposals

The following proposals are being presented at the meeting (the “Proposals”):

1.    To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.    To ratify the appointment of Ramirez International, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending December 31, 2003;

3.    To ratify the recent decision by the Corporation’s Board of Directors to become a business development company as defined in the Investment Company Act of 1940 (the “Act”), and to be subject to sections 55 through 65 of the Act;

4.    To approve a policy and practice of, and to authorize the Board of Directors in their sole discretion to, sell the Corporation’s common stock at less than its current net asset value and to sell warrants, options, or rights to acquire any common stock at less than net asset value

5.    To transact such other business as may properly come before the meeting or any adjournments thereof.

Vote Required

The vote which is required to approve the above Proposals is the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of common stock is entitled to one (1) vote for each share held.

The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on May 21, 2003 (the “Record Date”). The Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals on May 21, 2003. As of the Record Date, the Company had outstanding 12,123,000 shares of common stock, and no shares of preferred stock were issued or outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Interwest Transfer Company, 1981 – 4800 South, Suite 100, Salt Lake City, Utah 84117 , telephone (801) 272-9294.

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Vote Obtained - Section 607.0704 Florida Revised Statutes

Section 607.0704 of the Florida Revised Statutes (the “Florida Law”) provides that the written consent of the holders of the outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the common stock of the Company.

Pursuant to Section 607.0704 of the Florida Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters’ or appraisal rights under the Florida Law are afforded to the Company's stockholders as a result of the approval of the Proposals.

PROPOSAL ONE
ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Florida. Directors may receive compensation for their services as determined by the Board of Directors, and in compliance with the Investment Company Act of 1940. See “Compensation of Directors.” The number of Directors as set by the Bylaws of the Company shall be no less than one (1) nor more than seven (7). Presently, the Board consists of three (3) members, namely Carl M. Berg, Kevin J. Gadawski, and Gerald A. DeCiccio. All of the above-mentioned directors have chosen to stand for re-election and have been nominated for re-election by the Board.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

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Name	Age	Position(s)

Carl M. Berg	35	Chairman of the Board, President, Secretary, and Treasurer (2001)

Kevin J. Gadawski	35	Director (2003)

Gerald A. DeCiccio	45	Director (2003)

Carl M. Berg has served as our director and officer since our inception. He also currently serves as a company executive with Sandlot Corporation, a startup subscription management software company. Sandlot is involved in managing subscription-based e-commerce. Mr. Berg has directed business initiatives as the Business Development Manager, which have resulted in growth of the company from 10 to 75 employees worldwide with offices in the U.S. and Windsor, United Kingdom. Prior to Sandlot Corporation, from 1992 to 1999, Mr. Berg served in various management positions in the technology division of Ameritech Corporation. His roles varied from the overall management of library automation implementation projects to directing the implementation division of roughly 75 technical staff. Job titles included Project Coordinator, Project Manager and Director of Implementation.

Kevin J. Gadawski joined our Board of Directors in May 2003. He also serves as the President of Worldwide Medical in Lake Forest, California. From May of 2001 to May of 2002, Mr. Gadawski served as the Chief Financial Officer of California Software Corporation in Irvine, California. From June of 2000 through May of 2001, Mr. Gadawski was the Chief Financial Officer for e-net Financial.com in Costa Mesa, California. His primary duties included financial reporting and financial management. For the five years prior to that, Mr. Gadawski served in various capacities including Director of Internal Audit and Divisional Controller with Huffy Corporation in Miamisburg, Ohio. Mr. Gadawski began his career in the audit department of KMPG Peat Marwick, LLP.

Gerald A. DeCiccio joined our Board of Directors in May 2003. He also serves as a director and Chief Financial Officer of GTC Telecom Corp. in Costa Mesa, California, where he has been a director since November 2000 and CFO since January 1999. Mr. DeCiccio has over twenty (20) years experience in the financial and accounting field. Prior to joining GTC, Mr. DeCiccio was the Vice President of Finance and Administration for National Telephone & Communications, Inc., (“NT&C”) a $150 million inter-exchange carrier and provider of communications products and services. While at NT&C, Mr. DeCiccio managed NT&C's finance, accounting, human resources and legal departments. Between 1995 and 1997, Mr. DeCiccio was the Corporate Controller for Newport Corporation, a $140 million multi-national manufacturer / distributor of laser and optics products. Prior to that, Mr. DeCiccio was the Director of Audit and Quality Systems for Sunrise Medical, Inc., a $750 million multi-national manufacturer / distributor of health care products. From 1980 to 1984, Mr. DeCiccio was a Supervising Senior Accountant for Ernst and Young. Mr. DeCiccio received his Bachelor of Science in Accounting from Loma Linda University, and his Masters of Science in Finance and Systems Technology from the University of Southern California. Mr. DeCiccio is a Certified Public Accountant in the State of California.

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The following directors serve as officers and directors of the following reporting issuers:

Carl M. Berg	SKTF Enterprises, Inc., Director, President, Secretary, and Treasurer

Gerald A. DeCiccio	GTC Telecom Corp., Director and Chief Financial Officer

Compensation of Directors

In May 2003, Mr. Gadawski and Mr. DeCiccio each received 500,000 shares of common stock for serving as directors of the Corporation. The shares are subject to the terms of a Stock Restriction Agreement and may be purchased by the Company in the event of their resignation or removal as a director, subject to full vesting annually over a three-year period. The shares are further subject to a restriction on transfer and a right of first refusal for any private sale.

Mr. Berg has not received any compensation for serving as a director. Other than as set forth herein, no compensation has been given to any of the directors, although they may be reimbursed for any pre-approved out-of-pocket expenses.

Board Meetings and Committees

During the fiscal year ended December 31, 2002, the Board of Directors did not meet and did not take action by written consent.

On May 16, 2003, an Audit Committee of the Board of Directors was formed. The Audit Committee has not yet had any meetings, and has taken only one action, that being the approval of our independent auditor to prepare the Corporation’s federal and state tax returns. In accordance with a written charter adopted by the Company’s Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting process, including the system of internal controls. Because of the recent formation of the Audit Committee, it has not (i) reviewed or discussed the audited financial statements with management, (ii) discussed with the independent auditors the matters required to be discussed by SAS 61, (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, (iv) discussed with the independent accountant the independent accountant’s independence, or (v) made any recommendations to the Company’s Board of Directors concerning inclusion of the audited financial statements in the Company’s annual report on Form 10-KSB.

The directors who are members of the Audit Committee are Kevin J. Gadawski and Gerald A. DeCiccio, both of whom are considered audit committee financial experts and are independent directors in accordance with Exchange Act Rule 10A(m)(3).

On May 16, 2003, a Compensation Committee of the Board of Directors was formed. The Compensation Committee consists of Mr. Gadawski and Mr. DeCiccio, has not had any meetings, and has not taken any actions.

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PROPOSAL TWO
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

The Board of Directors has appointed Ramirez International, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003,and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

Representatives of Ramirez International are not expected to be present at the annual meeting.

Audit Fees

During the fiscal years ended December 31, 2002 and 2001, Ramirez International billed the Company $9,839 and $8,516, respectively, in fees for professional services for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-QSB.

Audit –Related Fees

During the fiscal years ended December 31, 2002 and 2001, Ramirez International did not bill the Company for any assurance and related services related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

During the fiscal years ended December 31, 2002 and 2002, Ramirez International billed the Company $200 and $175, respectively, for professional services for tax compliance, tax advice, and tax planning. These services were for tax return preparation.

All Other Fees

During the fiscal years ended December 31, 2002 and 2001, Ramirez International did not bill the Company for any other fees.

Of the fees described above, 100% were approved by the Board of Directors of the Company as there was not an Audit Committee in place at the time of the approvals.

PROPOSAL THREE
RATIFICATION OF BDC ELECTION

On May 16, 2003, the Board of Directors elected to become a business development company as defined in the Investment Company Act of 1940 (the “Act”), and to be subject to sections 55 through 65 of the Act. Also on May 16, 2003, the Company filed a Form N-54A with the Securities and Exchange Commission to formally make the election.

As a business development company, the Company will be best able to pursue its business plan of making investments in, and offering to provide managerial assistance to, eligible portfolio investment companies (“EPIC’s”). The Company has not identified any particular EPIC, nor any specific industry in which it will seek to make investments. The Company anticipates that it will begin to pursue its first investment opportunities in the fourth quarter of 2003, after it has completed one or more rounds of capital raising.

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The Board of Directors is seeking ratification of its election to become a business development company.

PROPOSAL FOUR
RATIFICATION OF POLICY TO SELL STOCK
AT LESS THAN NET ASSET VALUE

Pursuant to Section 63(2) of the Investment Company Act of 1940 (the “Act”), the Company is prohibited from selling any common stock of which it is the issuer at a price below the current net asset value of such stock, and from selling warrants, options, or rights to acquire any such common stock at a price below the current net asset value of such stock, unless (i) the shareholders have first approved a policy and practice of making such sales of securities within one year immediately prior to any such sale, (ii) a majority of the Board of Directors have determined that any such sale would be in the best interests of the Company and its shareholders, and (iii) a majority of the Board of Directors, in consultation with any underwriter if applicable, have determined in good faith that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any commission or discount.

On May 21, 2003, the Board of Directors approved a policy which would allow for the sale of securities at less than the current net asset value consistent with the requirements set forth above, and seeks ratification of that policy consistent with Section 63(2) of the Act.

OTHER INFORMATION

Directors and Executive Officers

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name	Age	Position(s)

Carl M. Berg	35	Chairman of the Board, President, Secretary, and Treasurer (2001)

Kevin J. Gadawski	34	Director (2003)

Gerald A. DeCiccio	45	Director (2003)

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Carl M. Berg has served as our director and officer since our inception. He also currently serves as a company executive with Sandlot Corporation, a startup subscription management software company. Sandlot is involved in managing subscription-based e-commerce. Mr. Berg has directed business initiatives as the Business Development Manager, which have resulted in growth of the company from 10 to 75 employees worldwide with offices in the U.S. and Windsor, United Kingdom. Prior to Sandlot Corporation, from 1992 to 1999, Mr. Berg served in various management positions in the technology division of Ameritech Corporation. His roles varied from the overall management of library automation implementation projects to directing the implementation division of roughly 75 technical staff. Job titles included Project Coordinator, Project Manager and Director of Implementation.

Kevin J. Gadawski joined our Board of Directors in May 2003. He also serves as the Chief Executive Officer of Worldwide Medical Corporation in Lake Forest, California, where he previously served as their Chief Operating Officer and Chief Financial Officer from May of 2002. From May of 2001 to May of 2002, Mr. Gadawski served as the Chief Financial Officer of California Software Corporation in Irvine, California. From June of 2000 through May of 2001, Mr. Gadawski was the Chief Financial Officer for e-net Financial.com in Costa Mesa, California. His primary duties included financial reporting and financial management. For the five years prior to that, Mr. Gadawski served in various capacities including Director of Internal Audit and Divisional Controller with Huffy Corporation in Miamisburg, Ohio. Mr. Gadawski began his career in the audit department of KMPG Peat Marwick, LLP.

Gerald A. DeCiccio joined our Board of Directors in May 2003. He also serves as a director and Chief Financial Officer of GTC Telecom Corp. in Costa Mesa, California, where he has been a director since November 2000 and CFO since January 1999. Mr. DeCiccio has over twenty (20) years experience in the financial and accounting field. Prior to joining GTC, Mr. DeCiccio was the Vice President of Finance and Administration for National Telephone & Communications, Inc., (“NT&C”) a $150 million inter-exchange carrier and provider of communications products and services. While at NT&C, Mr. DeCiccio managed NT&C's finance, accounting, human resources and legal departments. Between 1995 and 1997, Mr. DeCiccio was the Corporate Controller for Newport Corporation, a $140 million multi-national manufacturer / distributor of laser and optics products. Prior to that, Mr. DeCiccio was the Director of Audit and Quality Systems for Sunrise Medical, Inc., a $750 million multi-national manufacturer / distributor of health care products. From 1980 to 1984, Mr. DeCiccio was a Supervising Senior Accountant for Ernst and Young. Mr. DeCiccio received his Bachelor of Science in Accounting from Loma Linda University, and his Masters of Science in Finance and Systems Technology from the University of Southern California. Mr. DeCiccio is a Certified Public Accountant in the State of California.

Executive Compensation

None of our employees are subject to a written employment agreement. The Company’s president elected to forego a salary during the early developmental stages. The Company’s president also provides office space for the Company. The Company estimates the value of these services to be $5,125 and $1,500 for the year ended December 31, 2002 and for the period from inception (March 27, 2001) to December 31, 2001, respectively. As of December 31, 2002 and 2001, the Company had amounts due to its president of $3,400 and nil, respectively, which are recorded in accounts payable and accrued liabilities in the accompanying financial statements.

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On May 15, 2001, our directors and shareholders approved the M-GAB, Inc. 2001 Stock Option Plan, effective June 1, 2001. The plan offers selected employees, directors, and consultants an opportunity to acquire our common stock, and serves to encourage such persons to remain employed by us and to attract new employees. The plan allows for the award of stock and options, up to 600,000 shares of our common stock. We have not issued any options or stock awards under the plan.

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2002 and 2001. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

		Annual Compensation			Long Term Compensation

					Awards		Payouts

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

Carl M. Berg	2002	-0-	-0-	$3,400	-0-	-0-	-0-	-0-
Chairman, President, Secretary, Treasurer	2001	-0-	-0-	-0-	-0-	-0-	-0-	-0-

OPTION/SAR GRANTS IN LAST FISCAL YEAR (Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date

Carl M. Berg	-0-	N/A	N/A	N/A

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Unexercised Securities Underlying Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Option/SARs at FY-End ($) Exercisable/Unexercisable

Carl M. Berg	N/A	N/A	N/A	N/A

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Compensation of Directors

In May 2003, Mr. Gadawski and Mr. DeCiccio each received 500,000 shares of common stock for serving as directors of the Corporation. The shares are subject to the terms of a Stock Restriction Agreement and may be purchased by the Company in the event of their resignation or removal as a director, subject to full vesting annually over a three-year period. The shares are further subject to a restriction on transfer and a right of first refusal for any private sale.

Mr. Berg has not received any compensation for serving as a director. Other than as set forth herein, no compensation has been given to any of the directors, although they may be reimbursed for any pre-approved out-of-pocket expenses.

Certain Relationships and Related Transactions

On April 20, 2001, our founder, Carl M. Berg, purchased 2,550,000 shares of common stock for $255.00. On April 20, 2001, Sadie, LLC, an entity wholly-owned and controlled by Mr. Berg, purchased 3,000,000 shares of common stock for $300.00. Also on April 20, 2001, Brian A. Lebrecht, our legal counsel, purchased 450,000 shares of common stock for $45.00. The total purchase price from these transactions was $600.00. If we are successful in receiving $0.50 per share as contemplated in this offering, the value of the shares acquired April 20, 2001 would be $3,000,000.

Mr. Berg and Mr. Lebrecht have, from time to time, advanced us funds to cover certain expenses. The amount of these advances has not exceeded, and is not expected to exceed, $25,000. These advances do not bear interest, and although they have no maturity date, are expected to be repaid as soon as reasonably possible. During 2002 and 2001, the Company incurred legal expenses of $15,602 and $14,059, respectively, to Mr. Lebrecht's firm. As of December 31, 2002, the Company has a payable of $10,000 to Mr. Lebrecht for a cash advance made to the Company in 2002.

On October 4, 2001, Mr. Berg executed a Lock-Up Agreement wherein he agreed not to sell any of his shares of common stock until at least thirty days after the termination of our registered offering. The Lock-Up Agreement expired on November 30, 2002.

In May 2003, Mr. Gadawski and Mr. DeCiccio each received 500,000 shares of common stock for serving as directors of the Corporation. The shares are subject to the terms of a Stock Restriction Agreement and may be purchased by the Company in the event of their resignation or removal as a director, subject to full vesting annually over a three-year period. The shares are further subject to a restriction on transfer and a right of first refusal for any private sale.

In May 2003, Mr. Lebrecht was issued 5,100,000 shares of common stock for services rendered to the Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of May 21, 2003, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

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Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Common Stock	Carl M. Berg (2)	5,550,000	45.8%
Common Stock	Brian A. Lebrecht (3)	5,550,000	45.8%
Common Stock	Kevin J. Gadawski	500,000	4.1%
Common Stock	Gerald A. DeCiccio	500,000	4.1%

	All Officers and Directors as a Group (3 Persons)	6,550,000	54.0%

(1)    Based on 12,123,000 shares outstanding.
(2)    Includes 3,000,000 shares held of record by Sadie, LLC, an entity wholly-owned and controlled by Mr. Berg. Mr. Berg is our     sole  officer.
(3)    Mr. Lebrecht is President of The Lebrecht Group, APLC, which serves as our securities counsel.

There are no current arrangements which will result in a change in control.

Compliance with Section 16(a) of the Securities Exchange Act of 1934.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, none of the required parties are delinquent in their 16(a) filings.

SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2004 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting, should arrange for such proposal to be delivered to the Company's offices, located at 22342 Avenida Empresa, Suite 220, Rancho Santa Margarita, California 92688, addressed to the corporate Secretary, no later than February 5, 2004 in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in May 2004.

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On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

The Company has enclosed a copy of the Annual Report on Form 10-KSB to Shareholders for the year ended December 31, 2002 with this Information Statement.

By order of the Board of Directors

                                                                          Carl M. Berg, President

Rancho Santa Margarita, California
June 3, 2003

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Appendix A

M-GAB DEVELOPMENT CORPORATION
AUDIT COMMITTEE CHARTER

I.    COMPOSITION. The Audit Committee (the “Committee”) of M-GAB Development Corporation (the “Company”) is a standing committee of the Board of Directors (the “Board”) established to assist the Board in fulfilling its statutory, regulatory and fiduciary responsibilities. The Committee shall consist of at least one “independent” director, as that term is defined by section 301 of the Sarbanes-Oxley Act of 2002. At least one of the directors on the Committee shall have past employment experience in finance or accounting, the requisite professional certification in accounting or other comparable experience or background such that that person meets the definition of “financial expert” as provided for in Section 407 of the Sarbanes-Oxley Act of 2002. The Board shall appoint the members of the Committee.

II.    AUTHORITY. The Committee shall be directly responsible for the appointment, compensation, and oversight of the work of the Company’s registered public accounting firm. The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company’s outside counsel or registered public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

III.    PURPOSE. The purpose of the Committee shall be to assist the Board in fulfilling its oversight responsibilities. The Committee will review the financial reporting process, systems of internal control, the audit process and the Company’s process for monitoring compliance with the laws, regulations and the Company’s code of conduct. In performing its duties, the Committee will maintain effective working relationships with the Board, management, and the internal and external auditors.

IV.    MEETINGS. The Committee will have at least one scheduled meeting each fiscal year. In addition, the Committee will meet at other times if deemed necessary to completely discharge its duties and responsibilities as outlined in this charter. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors and the registered public accountants, in separate executive sessions, to discuss any matters that the Committee or each of these groups believe should be discussed privately.

V.    RESPONSIBILITIES AND DUTIES. The Board delegates to the Committee the following specific duties and responsibilities in addition to those in the preceding paragraphs:

DOCUMENTS/REPORTS REVIEW

1.    Review and reassess the adequacy of the Audit Committee Charter annually and submit the Charter to the Board for approval.

2.    Review the Company’s annual audited financial statements and any reports or other financial information as the Committee may request, including, without limitation, any material submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the registered public accountants. Discuss major issues and significant changes regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

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3.    Review any reports to management prepared by the internal auditing department, together with management’s response. Review with management and the registered public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

4.    Review with management and the registered public accountants the Company’s annual report on Form 10-KSB and the Company’s quarterly report on Form 10-QSB prior to its filing or prior to the release of earnings. The chair of the Committee may represent the entire Committee for purposes of these reviews.

5.    Review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.    Establish procedures for:

a.    The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

b.    The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

REGISTERED PUBLIC ACCOUNTANTS

1.    The Committee shall be directly responsible for the appointment, compensation, and oversight of the work of the Company’s registered public accounting firm. The Committee shall monitor the independence and effectiveness and approve the fees and other compensation to be paid to the registered public accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to confirm the accountants’ independence.

2.    Meet with the registered public accountants to review the scope, accuracy, completeness and overall quality of the annual financial statements.

3.    Receive from the registered public accountants the information they are required to communicate to the Committee under generally accepted auditing standards, including, without limitation:

a.                  formal written statement delineating all relationships between the registered public accountant and the Company, consistent with Independence Standards Board Standard No. 1,

b.    Engage in a dialogue with the registered public accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the registered public accountants, and recommend that the Board take appropriate action to enhance the independence of the registered public accountants, and

c.    reapprove all auditing services (which may entail providing comfort letters in connection with securities underwritings) and all non-audit services as provided for under Section 202 of Sarbanes-Oxley Act of 2002.

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FINANCIAL REPORTING PROCESS

1.    In consultation with the registered public accountants, review the integrity of the Company’s financial reporting processes, both internal and external.

2.    Meet with management and the registered public accountants to review the planning and staffing of the audit.

3.    Discuss with the registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or amended, relating to the conduct of the audit.

4.    Review with the registered public accountants any problems or difficulties the accountants may have encountered and any management letter provided by the accountants and the Company’s response to that letter. Such review should include:

a.    Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

b.                  Any changes required in the planned scope of the audit.

5.    The Committee shall make regular reports to the Board of Directors. The Committee shall also prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

VI.    OTHER.    While the Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the registered public accountants.

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Appendix B

M-GAB Development Corporation
Statement of Risk Factors and Other Considerations

We have not made any investments into other companies. We have not yet made any investments into other companies, and thus we have virtually no assets. We need to raise capital before we can make investments into, and offer managerial assistance to, other companies. We may not be successful in raising capital. If we are successful in raising capital, we may make investments that turn out to be worthless.
We have never generated any revenue, and we are not profitable . We were incorporated in March 2001 and have generated no revenue to date. Our primary activity to date has been development of our business plan, which has changed since our inception. Our success is dependent upon the successful development of our business model as a business development company, as to which there is no assurance. Unanticipated problems, expenses and delays are frequently encountered in establishing a new business. These include, but are not limited to, inadequate funding, competition, and investment development. Our failure to meet any of these conditions would have a materially adverse effect upon us and may force us to reduce or curtail operations. We may not ever be profitable.
We need to raise capital in order to fulfill our business plan . To date we have relied on private funding from our founders and directors and short-term borrowing to fund operations. We have generated no revenues and have extremely limited cash liquidity and capital resources. Any equity financings could result in dilution to our stockholders. Debt financing may result in high interest expense. Any financing, if available, may be on unfavorable terms. If adequate funds are not obtained, we may be required to reduce or curtail operations.
Investing in our stock is highly speculative and you could lose some or all of your investment . The value of our common stock may decline and may be affected by numerous market conditions, which could result in the loss of some or the entire amount invested in our stock. The securities markets frequently experience extreme price and volume fluctuations that affect market prices for securities of companies generally, and very small capitalization companies in particular.

Investing in our stock may be in appropriate for your risk tolerance . Our planned investments into other companies, in accordance with our investment objective and principal strategies, result in a far above average amount of risk and volatility and may well result in loss of principal.

We will face a lot of competition, most of which is better capitalized and more experienced than us . We will face competition in our investing activities from private venture capital funds, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated business development company (“BDC”), we are required to disclose quarterly the name and business description of portfolio companies and value of any portfolio securities. Most of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given portfolio company than a private venture capital fund.

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We are subject to regulatory risks as a business development company . We are subject to regulation as a BDC. The loans and other investments that we expect to make in small business concerns are extremely speculative. Many of these concerns will be privately held. Even if a public market for their securities later develops, the securities we purchase are likely to be restricted from sale or other transfer for significant periods of time. These securities will be very illiquid.

The services of our directors and officer are key to our future success . We are dependent for the selection, structuring, closing and monitoring of its investments on the diligence and skill of our officer, Carl M. Berg, and each of our directors. Our future success depends to a significant extent on the continued service and coordination of its senior management team.

We plan to invest primarily in small, private companies . There are significant risks inherent in our planned venture capital business. We intend to invest a substantial portion of our assets in early stage or start-up companies. These private businesses tend to be thinly capitalized, unproven small companies with risky technologies that lack management depth and have not attained profitability or have no history of operations. Because of the speculative nature and the lack of a public market for these investments, there is significantly greater risk of loss than is the case with traditional investment securities. We expect that some of our investments will be a complete loss or will be unprofitable and that some will appear to be likely to become successful but never realize their potential. We intend to be risk seeking rather than risk averse in our approach to venture capital and other investments. Neither our investments nor an investment in our stock is intended to constitute a balanced investment program. We intend to rely to a large extent upon proceeds from sales of investments rather than investment income to defray a significant portion of our operating expenses. Such sales are unpredictable and may not occur. The terrorist acts in the United States of September 11, 2001 are the type of events that could severely impact a small company that does not have as many resources to ride out market downturns and would need immediate investment capital that might be temporarily unavailable.

There will be no liquid market for our portfolio investments . Most of our intended investments will be either equity securities acquired directly from small companies or below investment grade subordinated debt securities. Our portfolio of equity securities will usually be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio may adversely affect our ability to dispose of such securities at times when it may be advantageous for us

Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Commercial success is difficult to predict and the marketing efforts of our expected portfolio companies may not be successful.

Our board of directors will value our portfolio investments . There is typically no public market of equity securities of the small privately held companies in which we intend to invest. As a result, the valuation of the equity securities in our portfolio are likely to be stated at fair value as determined by the good faith estimate of our Board of Directors. In the absence of a readily ascertainable market value, the estimated value of our portfolio of securities may differ significantly, favorably or unfavorably, from the values that would be placed on the portfolio if a ready market for the equity securities existed.

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Our quarterly results will fluctuate . Our quarterly operating results could fluctuate as a result of a number of factors. These factors include, among other things, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which portfolio companies encounter competition in their markets and general economic conditions. As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters.

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